     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1999

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. 1 )

         Filed by the registrant /X/
         Filed by a party other than the registrant / /
         Check the appropriate box:
| |  Preliminary proxy statement

                                           / / Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

/X/  Definitive proxy statement
/X/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MUNIYIELD FUND, INC.
                          MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC..
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
--------------------------------------------------------------------------------
                    (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   /X/ No fee required.
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------
   / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:

--------------------------------------------------------------------------------

                             MUNIYIELD FUND, INC.,


                         MUNIYIELD QUALITY FUND, INC.,


                        MUNIYIELD QUALITY FUND II, INC.



                                                                  March 18, 1999



Dear Stockholders:



     You are cordially invited to attend the Annual Meeting of Stockholders of your Fund to be held at the offices of Merrill Lynch Asset Management, L.P., on April 21, 1999, at the time specified for each Fund in Exhibit A of the combined proxy statement.



     At the meeting, in addition to electing Directors and ratifying auditors, you are being asked to consider and approve an amendment to the Articles Supplementary of your Fund. YOUR FUND'S BOARD BELIEVES ALL THE PROPOSALS ARE IN THE BEST INTEREST OF STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL PROPOSALS. Please read the entire proxy statement, which discusses these proposals in greater detail.



     Regardless of the number of shares you own, it is important that they be represented and voted. Please take the time to read the enclosed proxy and SIGN, DATE AND MAIL THE PROXY CARD AS SOON AS POSSIBLE. Your prompt response will help save each Fund expenses related to additional solicitation. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.



     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contract our proxy solicitor, D.F. King & Co., Inc. at 1-800-859-8508.



     We appreciate the time and consideration that you can give to this matter.



                                          Sincerely,



                                          PHILIP M. MANDEL

                             MUNIYIELD FUND, INC.,

                          MUNIYIELD QUALITY FUND, INC.

                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999
                            ------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto for the following purposes:

          (1) To elect members of the Board of Directors of each Fund to serve for the ensuing year;


          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year;


          (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary of each Fund; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on February 24, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 7, 1999, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

                                          By Order of the Boards of Directors
                                          PHILIP M. MANDEL
                                          Secretary of the Funds

Plainsboro, New Jersey

Dated: March 18, 1999

                            COMBINED PROXY STATEMENT
                          ---------------------------

                             MUNIYIELD FUND, INC.,

                          MUNIYIELD QUALITY FUND, INC.

                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                          ---------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 22, 1999.


     Each Fund is organized as a Maryland corporation. For ease and clarity of presentation, throughout the proxy statement shares of common stock of a Fund are referred to as "Shares," the outstanding Shares and auction market preferred stock ("AMPS") of a Fund are referred to collectively as the "Capital Stock;" holders of Shares or AMPS are referred to as "stockholders," the Board of Directors of each of the Funds is referred to as the "Board," the directors of each Fund are referred to as "Board members," the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM" and each Fund's Articles of Incorporation (as amended and supplemented) is referred to as its "charter." Unless otherwise indicated, MLAM and Fund Asset Management L.P. ("FAM") are together referred to as "MLAM."

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members, for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year and for the amendment to the Articles Supplementary of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

     The Board of each Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       ITEM 1.  ELECTION OF BOARD MEMBERS

     At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Board members to be elected by holders of AMPS; and


          (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the five (5) persons designated as Board members to be elected by holders of Shares and AMPS.


     The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.


                                                               PRINCIPAL OCCUPATIONS
                                                               DURING PAST FIVE YEARS
             NAME AND ADDRESS                 AGE           AND PUBLIC DIRECTORSHIPS(1)
------------------------------------------    ---    ------------------------------------------
James H. Bodurtha(1)(2)(3)................    55     Director and Executive Vice President, The
  36 Popponesset Road                                China Business Group, Inc. since 1996;
  Cotuit, Massachusetts 02635                        Chairman and Chief Executive Officer,
                                                     China Enterprise Management Corporation
                                                     from 1993 to 1996; Chairman, Berkshire
                                                     Corporation since 1980; Partner, Squire,
                                                     Sanders & Dempsey from 1980 to 1993.
Terry K. Glenn(1)(3)*.....................    58     Executive Vice President of MLAM and FAM
  P.O. Box 9011                                      since 1983; Executive Vice President and
  Princeton, New Jersey 08543-9011                   Director of Princeton Services since 1993;
                                                     President of Princeton Funds Distributor,
                                                     Inc. ("PFD") since 1986 and Director
                                                     thereof since 1991; President of Princeton
                                                     Administrators, L.P. since 1988.
Herbert I. London(l)(2)(3)................    60     John M. Olin Professor of Humanities, New
  113-115 University Place                           York University since 1993 and Professor
  New York, New York 10003                           thereof since 1980; President, Hudson
                                                     Institute since 1997 and Trustee thereof
                                                     since 1980; Dean, Gallatin Division of New
                                                     York University from 1976 to 1993;
                                                     Distinguished Fellow, Herman Kahn Chair,
                                                     Hudson Institute from 1984 to 1985;
                                                     Director, Damon Corp. from 1991 to 1995;
                                                     Overseer, Center for Naval Analyses from
                                                     1983 to 1993; Limited Partner, Hypertech
                                                     LP in 1996.

                                                               PRINCIPAL OCCUPATIONS
                                                               DURING PAST FIVE YEARS
             NAME AND ADDRESS                 AGE           AND PUBLIC DIRECTORSHIPS(1)
------------------------------------------    ---    ------------------------------------------
Robert R. Martin(l)(2)(3).................    71     Chairman and Chief Executive Officer,
  513 Grand Hill                                     Kinnard Investments, Inc. from 1990 to
  St. Paul, Minnesota 55102                          1993; Executive Vice President, Dain
                                                     Bosworth from 1974 to 1989; Director,
                                                     Carnegie Capital Management from 1977 to
                                                     1985 and Chairman thereof in 1979;
                                                     Director, Securities Industry Association
                                                     from 1981 to 1982 and Public Securities
                                                     Association from 1979 to 1980; Chairman of
                                                     the Board, WTC Industries, Inc. in 1994;
                                                     Trustee, Northland College since 1992.
Joseph L. May(l)(2)(3)....................    69     Attorney in private practice since 1984;
  424 Church Street                                  President, May and Athens Hosiery Mills
  Suite 2000                                         Division, Wayne-Gossard Corporation from
  Nashville, Tennessee 37219                         1954 to 1983: Vice President,
                                                     Wayne-Gossard Corporation from 1972 to
                                                     1983; Chairman, The May Corporation
                                                     (personal holding company) from 1972 to
                                                     1983; Director, Signal Apparel Co. from
                                                     1972 to 1989.
Andre F. Perold(l)(2)(3)..................    46     Professor, Harvard Business School since
  Morgan Hall                                        1989 and Associate Professor from 1983 to
  Soldiers Field                                     1989; Trustee, The Common Fund since 1989;
  Boston, Massachusetts 02163                        Director, Quantec Limited since 1991,
                                                     TIBCO from 1994 to 1996 and Genbel
                                                     Securities Limited since 1999.
Arthur Zeikel(1)(3)*......................    66     Chairman of FAM and of MLAM (which terms
  300 Woodland Avenue                                as used herein include their corporate
  Westfield, New Jersey 07090                        predecessors) from 1997 to 1999; President
                                                     of FAM and MLAM from 1977 to 1997:
                                                     Chairman of Princeton Services, Inc.
                                                     ("Princeton Services") since 1997,
                                                     Director thereof since 1993 and President
                                                     thereof from 1993 to 1997; Executive Vice
                                                     President of Merrill Lynch & Co., Inc.
                                                     ("ML & Co.") since 1990.


---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members."
(2) Member of the Audit Committee of each Board.
(3) Please see Exhibit A for information, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class. and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.
  * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

     Committee and Board Meetings. The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

     During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that (i) Michael J. Hennewinkel inadvertently made a late Form 3 filing with respect to each of the Funds reporting his election as a Senior Vice President of FAM, which report indicated that he owned no shares of any of the Funds and (ii) Vincent R. Giordano inadvertently made a late Form 4 filing with respect to MuniYield Quality Fund, Inc. reporting his purchase of 1,850 Shares of MuniYield Quality Fund, Inc. on August 31, 1998 for his personal account, which report indicated that after such purchase he owned an aggregate of 13,600 Shares of MuniYield Quality Fund, Inc. on August 31, 1998.


     Interested Persons. Each Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.


     Compensation of Board Members. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board member not affiliated with FAM (each a "non-affiliated Board member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:


            NOMINEE                         FUND AND CLASS OF SHARES                NO. OF SHARES HELD*
-------------------------------  -----------------------------------------------    -------------------
Terry K. Glenn.................  MuniYield Fund, Inc -- Common Stock                       3,812
                                 MuniYield Quality Fund, Inc. -- Common Stock              3,928
Joseph L. May..................  MuniYield Fund, Inc. -- Common Stock                      1,024
                                 MuniYield Quality Fund, Inc. -- Common Stock              1,000
                                 MuniYield Quality Fund II, Inc. -- Common Stock           1,000


---------------
* These holdings represent less than 0.005% of the shares of Common Stock outstanding.


     At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Board member of each Fund, Mr. Glenn, an officer and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


         ITEM 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS


     The Board of each Fund, including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.


     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from a Fund. The Board of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

             ITEM 3.  PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY

     At meetings held January 25, 1999, the Board of each of the Funds approved amendments to Section 5(c) of the Articles Supplementary of that Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The proposed amendment is described below and a form of amended Section 5(c) for each Fund is attached as Exhibit B to this Proxy Statement. Information about each Fund's Articles Supplementary is included in Exhibit A. The Board of each Fund has declared the amendment advisable and has directed that the proposed amendments be submitted to the stockholders of each of the Funds for approval at the Meeting. The Board recommends that the stockholders of each Fund approve the proposed amendments to that Fund's Articles Supplementary.

     Currently, the Articles Supplementary of each Fund require the approval of a majority of a Fund's outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit each Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval, provided that such additional preferred stock does not rank prior to the AMPS or any other outstanding preferred stock in a Fund's capital structure.


     The proposed amendment provides the Board and each Fund with greater flexibility to adjust a Fund's leverage in response to market conditions. The proposed amendment permits the Board members to authorize a Fund to issue additional AMPS in order to maintain the Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time a Fund wishes to issue additional AMPS.


     The issuance of additional AMPS may provide holders of Shares with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Shares, including higher volatility of both the net asset value and the market value of the Shares. Leverage also creates the risk that the investment return on the Fund's Shares will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Shares.

     The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by a Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Funds currently anticipate that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by a Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Shares and AMPS (one vote per share) and will vote together with holders of outstanding Shares and AMPS as a single class.

     In connection with the election of a Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by all holders of Capital Stock. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     Stockholders will not be entitled to appraisal rights under Maryland law.

                               LEGAL PROCEEDINGS

     On June 21, 1996, a purported class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including each of the Funds) for which FAM serves as the investment adviser (two of the seven named funds have merged since the commencement of the litigation). In addition to the named defendants, plaintiffs also purport to bring claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint asserts claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

     On August 27, 1996, defendants moved to transfer the action to the United States District Court for the District of New Jersey. By order dated June 10, 1997, the District Court Judge granted defendants' motion. Plaintiffs objected to the District Court Judge's order and moved for reconsideration. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.


     On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that, even if the allegations in the Complaint were true, plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under
Section 36(b) and state law. Plaintiffs filed a First Amended Complaint on March 31, 1998, realleging their claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint, and have moved for judgment on the pleadings dismissing the state law claims.


     The defendants believe that the plaintiffs' allegations are entirely without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including each of the Funds) for any liabilities or expenses that they may incur in connection with this litigation.

                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.


     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to each Fund of approximately $5,000 plus out-of-pocket expenses.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of D&T as independent auditors and "FOR" the amendment to the Articles Supplementary.


     With respect to Item 1. "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of shares of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class. Approval of Item 2. "Ratification of the Selection of Independent Auditors," will require the affirmative vote of a majority of the votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class. With respect to Item 3. "Proposed Amendment To Articles Supplementary," approval of the amendment to each Fund's Articles Supplementary will require the affirmative vote of (i) a majority of the outstanding shares of Capital Stock of the relevant Fund, voting together as a single class, and (ii) a majority of the outstanding AMPS of the relevant Fund, voting separately as a class.


     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary (Item 3). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2. Abstentions and broker non-votes will have the same effect as a vote against Item 3.


     Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.


ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     Each Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS


     If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, which is anticipated to be held in April 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 18, 1999.


                                          By Order of the Boards
                                          PHILIP M. MANDEL
                                          Secretary of the Funds


Dated: March 18, 1999

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                    DEFINED TERM
                                                      USED IN       FISCAL      STATE OF      MEETING
                       FUND                          EXHIBIT A     YEAR END   ORGANIZATION     TIME
                       ----                         ------------   --------   ------------   ---------
MuniYield Fund, Inc...............................      MY Fund     10/31          MD        2:40 P.M.
MuniYield Quality Fund, Inc.......................      Quality     10/31          MD        3:00 P.M.
MuniYield Quality Fund II, Inc....................   Quality II     10/31          MD        3:20 P.M.

                                                                 SHARES OF CAPITAL STOCK
                                                                    OUTSTANDING AS OF
                                                                     THE RECORD DATE
                                                                -------------------------
                            FUND                                  SHARES            AMPS
                            ----                                ----------         ------
MY Fund.....................................................    38,161,381         10,000
Quality.....................................................    30,425,258          8,000
Quality II..................................................    22,338,683          6,000

- INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS


                                       YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                  -----------------------------------------------------------------
              FUND                BODURTHA    GLENN    LONDON    MARTIN    MAY     PEROLD    ZEIKEL
              ----                --------    -----    ------    ------    ----    ------    ------
MY Fund.........................    1995      1999      1991      1993     1991     1991      1991
Quality.........................    1995      1999      1992      1993     1992     1992      1992
Quality II......................    1995      1999      1992      1993     1992     1992      1992


     Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares of Capital Stock, voting together as a single class.


                                  NOMINEES TO BE                     NOMINEES TO BE ELECTED BY
        FUND                ELECTED BY HOLDERS OF AMPS          HOLDERS OF SHARES OF CAPITAL STOCK
        ----           ------------------------------------    -------------------------------------
MY Fund..............  James H. Bodurtha    Joseph L. May      Terry K. Glenn       Andre F. Perold
                                                               Herbert I. London    Arthur Zeikel
                                                               Robert R. Martin
Quality..............  Joseph L. May        Andre F. Perold    James H. Bodurtha    Robert R. Martin
                                                               Terry K. Glenn       Arthur Zeikel
                                                               Herbert I. London
Quality II...........  James H. Bodurtha    Joseph L. May      Terry K. Glenn       Andre F. Perold
                                                               Herbert I. London    Arthur Zeikel
                                                               Robert R. Martin

     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.

                                          BOARD                          AUDIT COMMITTEE
                            ---------------------------------   ---------------------------------    AGGREGATE
                            # MEETINGS   ANNUAL   PER MEETING   # MEETINGS   ANNUAL   PER MEETING    FEES AND
FUND                          HELD*      FEE($)    FEE($)**        HELD      FEE($)    FEE($)**     EXPENSES($)
----                        ----------   ------   -----------   ----------   ------   -----------   -----------
MY Fund...................      8        5,000        500           4        1,000        250         45,665
Quality...................      7        2,500        250           4          500        125         23,033
Quality II................      8        2,500        250           4          500        125         27,882

---------------
 * Includes meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

                                                            COMPENSATION FROM FUND($)*
                                                  -----------------------------------------------
FUND                                              BODURTHA    LONDON    MARTIN     MAY     PEROLD
----                                              --------    ------    ------    -----    ------
MY Fund.........................................   9,000      9,000     9,000     9,000    9,000
Quality.........................................   4,500      4,500     4,500     4,500    4,500
Quality II......................................   4,500      4,500     4,500     4,500    4,500

---------------
* No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Board members for the year ended December 31, 1998.

                                                     AGGREGATE COMPENSATION FROM FUND AND OTHER
NAME OF BOARD MEMBER                             FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
--------------------                             --------------------------------------------------
James H. Bodurtha............................                         163,500
Herbert I. London............................                         163,500
Robert R. Martin.............................                         163,500
Joseph L. May................................                         163,500
Andre F. Perold..............................                         163,500

---------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (28 registered investment companies consisting of 46 portfolios); Mr. London (28 registered investment companies consisting of 46 portfolios); Mr. Martin (28 registered investment companies consisting of 46 portfolios); Mr. May (28 registered investment companies consisting of 46 portfolios); and Mr. Perold (28 registered investment companies consisting of 46 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.


                                                                                          OFFICER SINCE
                                                                                 --------------------------------
                 NAME AND BIOGRAPHY                     AGE        OFFICE        MY FUND    QUALITY    QUALITY II
----------------------------------------------------    ---    --------------    -------    -------    ----------
Terry K. Glenn......................................    58     President         1991*      1992*       1992*
Executive Vice President of MLAM and FAM since 1983;
Executive Vice President and Director of Princeton
Services since 1993; President of Princeton Funds
Distributor, Inc. ("PFD") since 1986 and Director
thereof since 1991; President of Princeton
Administrators, L.P. since 1988.
Vincent R. Giordano.................................    54     Senior Vice        1991       1992       1992
Senior Vice President of FAM and MLAM since 1984;              President
Portfolio Manager of FAM and MLAM since 1977; Senior
Vice President of Princeton Services since 1993.
Kenneth A. Jacob....................................    48     Vice President     1991       1992       1992
First Vice President of MLAM since 1997; Vice
President of MLAM from 1984 to 1997; Vice President
of FAM since 1984.
Donald C Burke......................................    38     Vice President     1993       1993       1993
Senior Vice President and Treasurer of MLAM and FAM            Treasurer          1999       1999       1999
since 1999; Senior Vice President and Treasurer of
Princeton Services since 1999; Vice President of PFD
since 1999; First Vice President of MLAM from 1997
to 1999; Vice President of MLAM from 1990 to 1997;
Director of Taxation of MLAM since 1990.
Robert A. DiMella, CFA..............................    32     Vice President      --         --        1995
Vice President of MLAM since 1997; Assistant
Portfolio Manager of MLAM from 1993 to 1995.
Hugh T. Hurley, III.................................    34     Vice President      --        1995        --
Vice President of MLAM since 1993.
Theodore R. Jaeckel, Jr.............................    39     Vice President     1995        --         --
Director (Municipal Tax-Exempt Fund Management) of
MLAM since 1997; Vice President of MLAM from 1991 to
1997.
Philip M. Mandel....................................    51     Secretary          1997       1997       1997
First Vice President of MLAM since 1997; Assistant
General Counsel of MLPF&S from 1989 to 1997.



* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

     Set forth in the table below is information about each Fund's outstanding AMPS.

FUND                                      SERIES OF AMPS     CREATED UNDER ARTICLES SUPPLEMENTARY
----                                      --------------    --------------------------------------
MY Fund...............................    A, B, C, D, E     Dated December 19, 1991
Quality...............................    A, B, C, D        Dated September 11, 1992
Quality II............................    A, B, C           Dated October 13, 1993

                                                                       EXHIBIT B

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                 MUNIYIELD FUND, INC. SERIES A, B, C, D, AND E
               MUNIYIELD QUALITY FUND, INC. SERIES A, B, C, AND D
              MUNIYIELD QUALITY FUND II, INC., SERIES A, B, AND C


     Section 5(c) of the Articles Supplementary is revised to read, as follows (the boldface text indicates language added; brackets indicate language deleted):



          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class:
     (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or
     (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause
     (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                              MUNIYIELD FUND, INC.                  COMMON STOCK
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip
M. Mandel as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote ":FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)




Please mark boxes [blacked in box] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS   For all nominees listed     WITHHOLD AUTHORITY
                           below (except as marked     to vote for all
                           to the contrary below) [ ]  nominees listed
                                                       below              [ ]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
   ANY INDIVIDUAL NOMINATED, STRIKE A LINE THROUGH
   THE NOMINEE'S NAME IN THE LIST BELOW.)
   Terry K. Glenn, Herbert I. London, Robert R. Martin,
   Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the
   independent auditors of the Fund to serve for the current fiscal year.
                                                 FOR [ ] AGAINST[ ] ABSTAIN [ ]

3. Proposal to approve on amendment to the Articles Supplementary of the Fund.
                                                 FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                                 Please sign exactly as name
                                                 appears hereon. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney or as executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporation name by
                                                 president or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 Dated:-------------------, 1999



                                                 X-----------------------------
                                                           Signature


                                                 X-----------------------------
                                                   Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope.

                             MUNIYIELD FUND, INC.                 AUCTION MARKET
                                 P.O. BOX 9011                   PREFERRED STOCK
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip
M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)


PLEASE MARK BOXES [blacked in box] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS     FOR all nominees listed        WITHHOLD AUTHORITY
                             below (except as marked        To vote for all
                             to the contrary below) [  ]    nominees listed
                                                            below           [  ]

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINATED, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for
   the current fiscal year.                 FOR [  ]  AGAINST [ ]  ABSTAIN [  ]

3. Proposal to approve an amendment to the Articles Supplementary
   of the Fund.                             FOR [  ]  AGAINST [ ]  ABSTAIN [  ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________________________________________, 1999

X __________________________________________________________________
                          Signature

X __________________________________________________________________
                  Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK
                          MUNIYIELD QUALITY FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip
M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Quality Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)


Please mark boxes / / or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS
FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                AUCTION MARKET
                                                               PREFERRED STOCK
                          MUNIYIELD QUALITY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of then to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)



Please mark boxes [ ] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS           FOR all nominees listed below                    WITHHOLD AUTHORITY
                                   (except as marked to the contrary below)  [ ]    to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW )
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F.
Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent   FOR [ ]       AGAINST [ ]      ABSTAIN [ ]
   auditors of the Fund to serve for the current fiscal year.

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.    FOR [ ]       AGAINST [ ]      ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________ ________, 1999

x _______________________________________
                  Signature

x _______________________________________
         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK

                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip
M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Quality Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)





PLEASE MARK BOXES [filled in] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS     FOR all nominees listed        WITHHOLD AUTHORITY
                             below (except as marked        To vote for all
                             to the contrary below) [  ]    nominees listed
                                                            below   [  ]

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Terry K. Glenn, Herbert I. London, Robert R. Martin, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for
   the current fiscal year.                 FOR [  ]  AGAINST [ ]  ABSTAIN [  ]

3. Proposal to approve an amendment to the Articles Supplementary
   of the Fund.                             FOR [  ]  AGAINST [ ]  ABSTAIN [  ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: ________________________________________________________, 1999


X __________________________________________________________________
                          Signature

X __________________________________________________________________
                  Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011                    AUCTION MARKET
                        PRINCETON, NEW JERSEY 08543-9011         PREFERRED STOCK

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip
M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)


PLEASE MARK BOXES /[BLACKED IN]/ OR /X/ IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below                  WITHHOLD AUTHORITY
  (except as marked to the contrary below) / /    to vote for all nominees listed below   / /

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
   STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                  FOR / /       AGAINST / /       ABSTAIN / /

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.

                  FOR / /       AGAINST / /       ABSTAIN / /

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______________________________, 1999

X _________________________________________
                 Signature

X _________________________________________
         Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.